Share-Based Compensation	12 Months Ended
Dec. 31, 2024
Share-Based Compensation [Abstract]
Share-Based Compensation

Note 17. Share-Based Compensation

Successor Period

Cash settlement of Tranche C Options

As stipulated in the merger agreement for the Acuren Acquisition, all unvested stock options were immediately vested at the Close Date, including the Tranche C stock options which would not have otherwise become exercisable due to the market condition not being achieved. Both U.S. and Canadian holders of Tranche C stock options (including the director as discussed below) received cash proceeds totaling $7.4 million at the close, which was recognized as day-one compensation expenses recorded in the consolidated statement of operations and other comprehensive income (loss) in the Successor period. See section “— Stock Option Plans and Stock Grants” below for details of the compensation plan.

Series A Preferred Stock

Because the annual dividend amount associated with the Series A Preferred Stock (formerly known as the Founder Preferred Shares of Acuren BVI) is determined based on the market price of the Company’s Common Stock, the Company has determined the Series A Preferred Stock is akin to a market condition award settled in shares. The grant-date fair value of any potential future Annual Dividend amounted to approximately $72.8 million, which was measured using the Monte Carlo method and took into consideration different share price paths. The following table captures the assumptions used in calculating the issuance date fair value:

Number of securities issued	1,000,000
Vesting period	Immediate
Assumed price upon acquisition	$10.00
Probability of winding-up	40.50%
Probability of acquisition	59.50%
Time to acquisition	1.17 years
Volatility (post-Acquisition)	46.47%
Risk free interest rate	3.54%

As the right to the annual dividend amount would only be triggered upon an acquisition, an event not considered probable until consummated, no expense was recognized before then. The Acuren Acquisition met the definition of an acquisition. Therefore, at the Closing Date, the Company recognized a one-time, non-cash compensation expense of approximately $62.3 million, based on their grant-date fair value, net of cash consideration of $10.5 million received from the Founder Entity at the issuance. See “Note 4. Shareholders’ Equity” for further discussion.

Share Options

On May 22, 2023, the Company issued 125,000 share options to its Independent Non-Founder Directors to purchase Common Stock (formerly, Ordinary Shares of Acuren BVI) of the Company (the “Share Options”). The Share Options have an exercise price of $11.50 per share of Common Stock, subject to such adjustment as the Directors consider appropriate in accordance with the terms of the option agreements, and a performance condition of vesting on an acquisition, which is not considered probable until an acquisition has occurred. The grant-date fair value of the share Options was estimated at $1.647 per share. The Acuren Acquisition met the definition of an acquisition and as a result, the Company recognized a one-time, non-cash compensation expenses of $0.2 million.

Restricted Stock Units

Awards of Restricted Stock Units (“RSUs”) are independent of stock option grants and are generally subject to forfeiture if employment terminates prior to vesting. The RSU’s are generally of two types, time-based and market-based and are settled in the shares of the Company’s Common Stock upon vesting. The time-based awards issued to the Company’s employees primarily vest in equal installments over a three-year service period from the date of grant. The time-based RSUs issued to the Company’s directors vest at the end of the anniversary date of their grant date. Subject to the volume weighted average price of the Company’s Common Stock reaching $20 per share over a ten consecutive trading day period before the fifth anniversary of the grant date, the market-based RSUs shall vest upon the later of the first anniversary of the grant date and the calendar day following such a ten-day period.

The grant-date fair value of the time-based awards was determined based on the fair value of the underlying Common Stock on the grant date. The grant-date fair value of the market-based awards was determined using a Monte Carlo simulation method which takes into consideration different stock price paths. The significant assumptions used to determine the fair value include volatility of 35% and a risk-free interest rate of 3.37%.

Below is a summary of the activities of RSUs for the Successor period ended December 31, 2024:

	Time Vesting Units		Market Vesting Units
	Number of Units	Weighted Average Grant Date Fair Value	Number of Units	Weighted Average Grant Date Fair Value
Unvested as of July 30, 2024	—	$—	—	$—
Granted	950	10.00	900	5.35
Forfeited	(123)	10.00	(123)	5.35
Units Vested	—	—	—	—
Unvested as of December 31, 2024	827	$10.00	777	$5.35

The Company recognized $1.0 million share-based compensation expense for time-based RSU’s and $0.5 million for market-based RSUs during the Successor period ended December 31, 2024. As of December 31, 2024, the total unrecognized compensation expense for time-based RSUs are $7.2 million, which are expected to be recognized over a weighted average period of approximately 2.5 years. As of December 31, 2024, the total unrecognized compensation expense for market-based RSUs are $3.7 million, which are expected to be recognized over a weighted average period of approximately 2.2 years.

Common Stock Awards

During the Successor period ended December 31, 2024, the Company issued 63,700 shares of fully vested Common Stock to a selected group of employees to retain and reward their employment services and assumed the associated tax liability. As a result, the Company recognized compensation expense of $0.6 million.

Share-based compensation expense recognized for all awards during the Successor period ended December 31, 2024 were recorded in “Selling, general and administrative expenses” in the consolidated statement of operations and other comprehensive income.

Predecessor Period

Stock Option Plans and Stock Grants

On May 17, 2024, the Company reached an agreement with a member of the Company’s Board of Directors to make a one-time cash payment equal to two times the amount of share-based compensation awards entitled at the close of the Acuren Acquisition. In exchange, 42,240 shares of Tranche A Options, 21,120 shares of Tranche B

Options, and 12,367 shares of Tranche C Options were forfeited. This transaction resulted in a modification to the share-based compensation awards from equity to liability classification. Because the completion of the Acuren Acquisition was not deemed probable until the actual consummation, no liability was recognized and no change to accounting made as of June 30, 2024. At the close of the Acuren Acquisition, the Company made a total cash payment of $20.8 million to the director to settle the related liability, resulting in incremental compensation expenses of $19.5 million. $17.8 million of the incremental compensation expenses were related to his Tranche A and Tranche B Options where would have become fully vested based on their original vesting conditions. Because the recognition of the expenses was triggered by the consummation of the Acuren Acquisition, they will be presented “on the line” and will not be reflected in either predecessor or successor financial statement periods. The remaining amount was related to his Tranche C Options and recognized as day-one expenses during the successor financial statement period. See further discussion in Successor section above.

On June 20, 2024 (the “Modification Date”), the Company’s Board of Directors decided to accelerate the vesting of all outstanding stock options held by its Canadian employees and make them fully exercisable effective as of June 20, 2024. Stock options that were impacted consisted of 157,844 shares of Tranche A Options, 75,656 shares of Tranche B Options, and 28,824 shares of Tranche C Options. The Company applied the modification accounting under ASC 718 and accounted for the change to the vesting condition of Tranche A Options as a Type I (Probable-to-Probable) modification and the change to Tranche B and C Options as a Type III (Improbable-to-Probable) modification. On the Modification Date, unrecognized compensation expense of $1.2 million related to Tranche A Options was immediately recognized. Additionally, the Company recognized compensation expense of $14.8 million for the aggregated incremental fair value transferred to holders of Tranche A, B, and C Options, measured as of the Modification date, as a result of the acceleration of their vesting.

Subsequent to the modification on June 24, 2024, a significant number of eligible Canadian employees exercised their vested Tranche A, B, and C Options to purchase 262,324 shares of common stock and paid the exercise price with a non-recourse promissory note (“Promissory Note”). The aggregated principal amount of Promissory Notes from employees was $28.3 million, consisting of $19.6 million for exercise prices and $8.7 million for withholding taxes. The Promissory Notes are secured by the equity interest in the common stock, bear interest at the rate of 6% per annum (increased by 3% on an event of default), and are payable on Maturity Date which is defined as the earlier of (i) the date of the closing of (x) the transactions contemplated by that certain Agreement and Plan of Merger, dated May 21, 2024, or (y) any other change of control, (ii) the termination of employment of the Holder, and (iii) the date that is three years from the date of the Promissory Notes. The exercises of these options were not considered substantive until the Promissory Notes were repaid at the close of the Acuren Acquisition on July 30, 2024.

At the close of the Acuren Acquisition on July 30, 2024, Tranche A and B stock options held by U.S. employees and certain Canadian employees whose options were not modified in June 2024 became fully vested based on their original vesting conditions and their Tranche C stock options satisfied the original performance condition but failed to meet the market condition. As a result, the remaining unrecognized compensation expense of $10.0 million associated with these options at the time of the close was immediately recognized. Because the recognition of the expense was triggered by the consummation of the Acuren Acquisition, they will be presented “on the line” and will not be reflected in either predecessor or successor financial statement periods.

For the period ended July 29, 2024 and for the years ended December 31, 2023 and 2022, the Company recorded approximately $17.9 million, $5.0 million, and $2.6 million of stock compensation expense, respectively, which is included in “Selling, general and administrative expenses”.

The Company uses the Black-Scholes option pricing model to determine the fair value of options with service only vesting conditions and the Monte Carlo valuation model to determine the fair value of the option grants with market vesting condition. The following assumptions were used to value the options issued during the years ended December 31, 2023 and 2022 and options modified during the period ended July 29, 2024:

	Predecessor Period ended July 29, 2024	Predecessor Year ended December 31, 2023	Predecessor Year ended December 31, 2022
Weighted average risk-free interest rate	4.20 – 4.90%	3.77 – 5.22%	1.56 – 3.93%
Expected dividend yield	—%	—%	—%
Expected volatility	40%	40 – 50%	40%
Expected life of options (years)	1.50 – 6.04	1.38 – 5.00	5.00